                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported): May 7, 2003

                         NCO PORTFOLIO MANAGEMENT, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                   000-32403                 23-3005839
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)

                      1804 Washington Blvd., Department 200
                            Baltimore, Maryland 21230
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          (Address of principal executive offices, including zip code)


                                 (443) 263-3020
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              (Registrant's telephone number, including area code)


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          (Former name or former address if changed since last report)

ITEM 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired

         Not Applicable

         (b)      Pro Forma Financial Information

         Not Applicable

         (c)      Exhibits

         The following exhibits are furnished with this Report on Form 8-K:

Number   Title
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99.1 Transcript of conference call of NCO Portfolio Management, Inc. dated May 7, 2003.

ITEM 9.  Regulation FD Disclosures

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosures."

On May 7, 2003, NCO Portfolio Management, Inc. conducted its first quarter 2003 conference call to discuss the results of operations. A copy of the call's transcript appears as Exhibit 99.1 to this report and is herein incorporated by reference.

The Company disclaims any obligation to update the information in this Report as a result of new information, future events or otherwise.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NCO Portfolio Management, Inc.



Date: May 13, 2003                      RICHARD J. PALMER
                                        -------------------------------------
                                        RICHARD J. PALMER
                                        Senior Vice President, Finance
                                        and Chief Financial Officer





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